                                                                  EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Harbinger Corporation:

We consent to the use of our reports dated February 7, 1997 relating to the balance sheets of Harbinger Net Services, LLC as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity, and cash flows for the periods ended December 31, 1996 and 1995 included in Harbinger Corporation's Current Report on Form 8-K/A Amendment No. 1 filed on March 14, 1997 and incorporated by reference in the Form S-8 Registration Statement of Harbinger Corporation.


                                      KPMG Peat Marwick LLP





Atlanta, Georgia
December 17, 1997

                                                                  EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT



         We consent to use of our reports dated May 13, 1997 relating to the consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1996, and the related financial statement schedule, which reports appear in Harbinger Corporation's Current Report on Form 8-K filed on July 1, 1997 and are incorporated by reference in the Form S-8 Registration Statement of Harbinger Corporation.

         Our reports dated May 13, 1997, included a reference to other auditors with respect to 1995, as those reports, as they relate to the 1995 combined financial statements for Supply Tech, Inc. and Supply Tech International, LLC which are included in the consolidated financial statements of Harbinger Corporation, are based solely on the report of the other auditors as it relates to the amounts included for Supply Tech, Inc. and Supply Tech International, LLC. Our reports dated May 13, 1997 also indicated that the financial statements of Harbinger Corporation and Supply Tech, Inc. and Supply Tech International, LLC for 1994 were audited by other auditors, although the reports also indicated that we audited the combination of the accompanying financial statements and financial statement schedule for 1994



                                          KPMG Peat Marwick LLP



Atlanta, Georgia
December 17, 1997

                                                                   EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Harbinger Corporation

         We consent to the use of our report dated February 19, 1997 relating to the combined balance sheet of Supply Tech , Inc. and Supply Tech Internationa, LLC as of December 31, 1996, and the related combined statements of operations, shareholders' equity (deficit), and cash flows for the year then ended included in Harbinger Corporation's Current Report on Form 8-K/A Amendment No. 1 filed on March 18, 1997 and incorporated by reference in the Form S-8 Registration Statement of Harbinger Corporation.



                                            KMPG Peat Marwick LLP




Atlanta, Georgia
December 17, 1997

                                                                  EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Harbinger Corporation

         We consent to the use of our report dated October 1, 1997 relating to the balance sheet of Acquion, Inc. as of October 31, 1996, and the related statements of operations, shareholders' deficit, and cash flows for the year then ended included in Harbinger Corporation's Current Report on Form 8-K/A Amendment No. 1 filed on October 29, 1997 and incorporated by reference in the Form S-8 Registration Statement of Harbinger Corporation.



                                           KMPG Peat Marwick LLP




Atlanta, Georgia
December 17, 1997